Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Gary H. Guyton
Director of Planning and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS
THIRD QUARTER 2014 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 3, 2014 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the three and nine months ended September 30, 2014.

Financial Results for the Three Months and Nine Months Ended September 30, 2014

Comstock reported a net loss of $1.9 million or 4¢ per share for the third quarter of 2014 as compared to a net loss from continuing operations of $24.0 million or 52¢ per share for the third quarter of 2013.  The third quarter 2014 results include an unrealized gain from derivative financial instruments of $12.4 million ($8.0 million after tax or 17¢ per share) and a charge of $11.4 million ($7.4 million after tax or 16¢ per share) to write off the Mach A #1H exploration well drilled in Burleson County, Texas which was lost during completion operations.  Financial results for the third quarter of 2013 included an unrealized loss from derivative financial instruments of $3.8 million ($2.5 million after tax or 5¢ per share), an impairment of unevaluated leases of $3.0 million ($1.9 million after tax or 4¢ per share) and a loss of $2.2 million ($1.4 million after tax or 3¢ per share) from oil and gas property sales and settlements.  Excluding these items from each quarter's results, the net loss for the third quarter of 2014 would have been $2.5 million or 5¢ per share as compared to a net loss from continuing operations of $18.2 million or 40¢ per share in the third quarter of 2013.

Comstock produced 1.1 million barrels of oil and 10 billion cubic feet of natural gas or 16 billion cubic feet of natural gas equivalent ("Bcfe") in the third quarter of 2014.  Oil production in the third quarter, which averaged 12,228 barrels of oil per day, grew 78% from the 6,870 barrels per day produced in the third quarter of 2013.  Natural gas production in the third quarter of 2014 declined by 29% from natural gas production of 13.6 billion cubic feet in the third quarter of 2013.

Comstock's average realized natural gas price increased 16% to $3.85 per Mcf in the third quarter of 2014 as compared to $3.33 per Mcf realized in the third quarter of 2013.  The Company's average realized oil price, including realized hedging losses, declined by 4% to $95.59 per barrel in the third quarter of 2014 as compared to $99.20 per barrel in the third quarter of 2013.  Oil and gas sales (including realized gains or losses from hedging) of $144.6 million increased by 34% as compared to 2013's third quarter sales from continuing operations of $108.0 million.  Operating cash flow (before changes in working capital accounts) increased 60% to $100.5 million for the third quarter of 2014 as compared with operating cash flow from continuing operations of $62.9 million for the third quarter of 2013.  EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, increased 40% to $114.4 million in the third quarter of 2014 from EBITDAX from continuing operations of $81.8 million in the third quarter of 2013.

Comstock reported net income of $1.2 million or 2¢ per diluted share for the first nine months of 2014 as compared to a net loss from continuing operations of $70.1 million or $1.45 per share for the first nine months of 2013.  The 2014 results include an unrealized gain from derivative financial instruments of $2.9 million ($1.9 million after tax or 4¢ per share), the exploration charge of $11.4 million ($7.4 million after tax or 16¢ per share) and an impairment of oil and gas properties of $0.3 million ($0.2 million after tax).  Financial results for the nine months ended September 30, 2013 included an unrealized loss from derivative financial instruments of $12.0 million ($7.8 million after tax or 16¢ per share), a gain of $7.9 million ($5.1 million after tax or 11¢ per share) from sales of marketable securities, impairments of oil and gas properties and unevaluated leases of $15.6 million ($10.1 million after tax or 22¢ per share) and a loss of $2.1 million ($1.4 million after tax or 3¢ per share) from oil and gas property sales and settlements.  Excluding these items from each period's results, net income for the first nine months of 2014 would have been $6.9 million or 14¢ per diluted share as compared to a net loss from continuing operations of $55.9 million or $1.15 per share in the first nine months of 2013.

Comstock produced 3.2 million barrels of oil and 31 billion cubic feet of natural gas or 50 Bcfe in the first nine months of 2014.  Oil production in the nine months ended September 30, 2014, which averaged 11,600 barrels of oil per day, grew 96% from the 5,900 barrels per day produced in the nine months ended September 30, 2013.  Natural gas production in the first nine months of 2014 declined by 29% from natural gas production of 43.4 billion cubic feet in the first nine months of 2013.

Comstock's average realized natural gas price increased 28% to $4.34 per Mcf in the first nine months of 2014 as compared to $3.39 per Mcf realized in the first nine months of 2013.  The Company's average realized oil price, including realized hedging losses, declined by 8% to $95.71 per barrel in the first nine months of 2014 as compared to $104.49 per barrel in the first nine months of 2013.  Oil and gas sales (including realized gains or losses from hedging) of $436.9 million in the nine months ended September 30, 2014 increased by 38% as compared to sales from continuing operations of $316.1 million in the nine months ended September 30, 2013.  Operating cash flow (before changes in working capital accounts) increased 65% to $305.8 million for the first nine months of 2014 as compared with operating cash flow from continuing operations of $185.2 million for the first nine months of 2013.  EBITDAX increased 45% to $346.0 million in the first nine months of 2014 from EBITDAX from continuing operations of $238.2 million in the first nine months of 2013.

Drilling Results

Comstock reported the results to date of its 2014 drilling program, which is exclusively focused on increasing the Company's oil production and proved oil reserves.  During the first nine months of 2014, Comstock spent $374.9 million on its development and exploration activities and $71.1 million on acreage and acquisition costs.  Comstock drilled 64 horizontal oil wells (43.3 net) and one natural gas well (0.2 net).  During 2014 Comstock has put on production 80 new oil wells (55.0 net) in its Eagleville field in South Texas and two oil wells (2.0 net) in its East Texas Eagle Ford extension in Burleson County.

Since the Company's last reported update in August, the Company has completed 23 (12.6 net) additional horizontal Eagle Ford shale wells in South Texas.  These wells had an average per well initial production rate of 792 barrels of oil equivalent ("BOE") per day.  Five of the wells completed in La Salle and McMullen Counties had initial production rates in excess of 1,000 BOE per day.

Comstock continues to delineate its Eagle Ford shale play in Burleson County in East Texas.  Since its initial success with the Henry A #1H well, which had an initial daily production rate of 1,267 barrels of oil equivalent ("BOE"), the Company has had two completion setbacks.  The casing in the Mach A #1H was damaged beyond repair during completion and Comstock had to abandon this well, resulting in a $11.4 million charge in the third quarter.  In the Flencher A #1H well, only 2,645 feet of the total 7,449 foot lateral is producing due to a casing restriction in the lateral.  With the shorter lateral, this well had an initial daily production rate of 327 BOE per day.  Comstock recently completed its fourth well, the Curington A #1H well, which was drilled to a total depth of 16,620 feet, with a 7,095 foot lateral.  This well had an initial daily production rate of 996 BOE per day.  Completion operations are underway on the Kovar A #1H, Comstock's fifth well.  The sixth well, the Ozell A #1H has been drilled and is scheduled for completion in November.

The Company continues to build its acreage position in the emerging Tuscaloosa Marine shale oil play in Mississippi and Louisiana.  At September 30, 2014, Comstock had 78,700 gross acres (70,800 net) and expects to grow this position to over 80,000 net acres by the end of this year.  Comstock is presently drilling its first well on its Tuscaloosa Marine shale acreage in Mississippi, the CMR Foster Creek 28-40 #1H, and has drilled 4,500 feet of the planned 7,500 foot lateral.

Comstock has planned a conference call for 10:00 a.m. Central Time on November 4, 2014, to discuss the operational and financial results for the third quarter of 2014.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 866-953-6859 (international dial-in use 617-399-3483) and provide access code 84458137 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 2:00 p.m. CT November 4, 2014 and will continue until 11:59 p.m. November 11, 2014.  To hear the replay, call 888-286-8010 (617-801-6888 if calling from outside the US).  The conference call access code is 90785764.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

		Three Months Ended September 30,		Nine Months Ended September 30,
		2014	2013	2014	2013
	Revenues:
	Oil sales	$107,899	$66,260	$309,283	$167,073
	Natural gas sales	37,084	45,330	133,332	147,357
	Total revenues	144,983	111,590	442,615	314,430

	Operating expenses:
	Production taxes	6,369	4,168	18,437	10,172
	Gathering and transportation	3,125	4,478	10,039	13,034
	Lease operating	15,858	12,955	44,899	39,123
	Exploration(1)	11,449	2,995	11,449	15,342
	Depreciation, depletion and amortization	99,977	85,762	283,390	255,973
	General and administrative	7,927	8,153	25,910	25,996
	Loss on sale of oil and gas properties	—	2,165	—	2,084
	Impairment of oil and gas properties	15	—	271	652
	Total operating expenses	144,720	120,676	394,395	362,376

	Operating income (loss)	263	(9,086)	48,220	(47,946)

	Other income (expenses):
	Gain on sale of marketable securities	—	—	—	7,877
	Gain (loss) from derivative financial instruments	12,033	(7,395)	(2,763)	(10,321)
	Other income	223	423	513	864
	Interest expense(2)	(14,912)	(20,530)	(43,359)	(57,348)

	Total other income (expenses)	(2,656)	(27,502)	(45,609)	(58,928)

	Income (loss) before income taxes	(2,393)	(36,588)	2,611	(106,874)
	Benefit from (provision for) income taxes	490	12,554	(1,451)	36,792
	Income (loss) from continuing operations	(1,903)	(24,034)	1,160	(70,082)
	Income from discontinued operations, net of income taxes	—	—	—	148,609
	Net income (loss)	$(1,903)	$(24,034)	$1,160	$78,527

	Net income (loss) per share:
Basic	- income (loss) from continuing operations	$(0.04)	$(0.52)	$0.02	$(1.45)
	- income from discontinued operations	—	—	—	3.08
	- net income (loss)	$(0.04)	$(0.52)	$0.02	$1.63

Diluted	- income (loss) from continuing operations	$(0.04)	$(0.52)	$0.02	$(1.45)
	- income from discontinued operations	—	—	—	3.08
	- net income (loss)	$(0.04)	$(0.52)	$0.02	$1.63

	Dividends per common share	$0.125	$0.125	$0.375	$0.25

	Weighted average shares outstanding:
	Basic	46,651	46,570	46,628	46,684
	Diluted	46,651	46,570	46,948	46,684

(1)  2014 exploration expense relates to an unsuccessful exploratory well.  Includes impairments of unevaluated leases of $3.0 million and $14.9 million in the three months and nine months ended September 30, 2013.
(2)  $2.7 million, $0.7 million, $7.5 million and $2.4 million of interest expense was capitalized for the three months and nine months ended September 30, 2014 and 2013, respectively.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

OPERATING CASH FLOW:

Net income (loss)	$(1,903)	$(24,034)	$1,160	$78,527
Reconciling items:
Income from discontinued operations	—	—	—	(148,609)
Deferred income taxes	(417)	(12,554)	1,487	(36,792)
Depreciation, depletion and amortization	99,977	85,762	283,390	255,973
Impairment of oil and gas properties	15	—	271	652
Dry hole costs and lease impairments	11,449	2,995	11,449	14,903
Gain on sale of assets	—	2,165	—	(5,793)
Loss (gain) from derivative financial instruments	(12,033)	7,395	2,763	10,321
Cash settlements of derivative financial instruments	(368)	(3,560)	(5,702)	1,641
Debt issuance cost and amortization of discount and premium	957	1,584	3,140	4,802
Stock-based compensation	2,845	3,121	7,842	9,561
Operating cash flow from continuing operations	100,522	62,874	305,800	185,186
Excess income taxes from stock-based compensation	68	1	1,087	2,016
(Increase) decrease in accounts receivable	8,399	(26,953)	(20,867)	(49,246)
(Increase) decrease in other current assets	(16)	1,421	(951)	443
Increase in accounts payable and accrued liabilities	14,715	60,222	43,914	74,893
Net cash provided by continuing operations	123,688	97,565	328,983	213,292
Net cash provided by discontinued operations(1)	—	(15)	—	(7,730)
Net cash provided by operating activities	$123,688	$97,550	$328,983	$205,562

(1) $6.7 million for the nine months ended September 30, 2013 excluding working capital changes.

EBITDAX:

Net income (loss) from continuing operations	$(1,903)	$(24,034)	$1,160	$(70,082)
Interest expense	14,912	20,530	43,359	57,348
Provision for (benefit from) income taxes	(490)	(12,554)	1,451	(36,792)
Depreciation, depletion and amortization	99,977	85,762	283,390	255,973
Exploration	11,449	2,995	11,449	15,342
Impairment of oil and gas properties	15	—	271	652
Gain on sale of assets	—	2,165	—	(5,793)
Loss (gain) from derivative financial instruments	(12,033)	7,395	2,763	10,321
Cash settlements of derivative financial instruments	(368)	(3,560)	(5,702)	1,641
Stock-based compensation	2,845	3,121	7,842	9,561
EBITDAX from continuing operations	114,404	81,820	345,983	238,171
EBITDAX from discontinued operations	—	—	—	13,651
Total EBITDAX	$114,404	$81,820	$345,983	$251,822

			As of
			September 30, 2014	December 31, 2013
BALANCE SHEET DATA:

Cash and cash equivalents			$6,433	$2,967
Other current assets			79,724	54,167
Property and equipment, net			2,220,433	2,066,735
Other			15,761	15,529
Total assets			$2,322,351	$2,139,398

Current liabilities			$184,913	$194,995
Long-term debt			1,000,298	798,700
Deferred income taxes			179,371	177,026
Other non-current liabilities			18,143	16,672
Stockholders' equity			939,626	952,005
Total liabilities and stockholders' equity			$2,322,351	$2,139,398

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2014
	East Texas/ North Louisiana	South Texas		Other	Total
Oil production (Mbbls)	16	1,104		5	1,125
Gas production (MMcf)	7,254	2,038		349	9,641
Total production (MMcfe)	7,350	8,663		377	16,390

Oil sales	$1,540	$105,915		$444	$107,899
Oil hedging settlements(1)	—	—		—	(368)
Total oil including hedging	1,540	105,915		444	107,531
Natural gas sales	26,165	9,469		1,450	37,084
Total oil and gas sales including hedging	$27,705	$115,384		$1,894	$144,615

Average oil price (per barrel)	$95.66	$95.92		$96.23	$95.92
Average oil price including hedging (per barrel)	$95.66	$95.92		$96.23	$95.59
Average gas price (per Mcf)	$3.61	$4.65		$4.15	$3.85
Average price (per Mcfe)	$3.77	$13.32		$5.02	$8.85
Average price including hedging (per Mcfe)	$3.77	$13.32		$5.02	$8.82

Production taxes	$847	$5,381		$141	$6,369
Gathering and transportation	$2,062	$954		$109	$3,125
Lease operating	$6,304	$8,963		$591	$15,858

Production taxes (per Mcfe)	$0.12	$0.62		$0.37	$0.39
Gathering and transportation (per Mcfe)	$0.28	$0.11		$0.29	$0.19
Lease operating (per Mcfe)	$0.85	$1.04		$1.57	$0.97

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$2,649		$15,506	$18,155
Development leasehold	71	6		—	77
Exploratory drilling	—	8,095		5,954	14,049
Development drilling	44	103,525		—	103,569
Other development	487	1,368		—	1,855
Total	$602	$115,643	(2)	$21,460	$137,705	(2)

(1)  Included in gain (loss) from derivative financial instruments in operating results.
(2)  Net of reimbursements received of $9.5 million under the Company's Eagle Ford shale joint venture.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended September 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Total
Oil production (Mbbls)	17	611		4	632
Gas production (MMcf)	11,364	1,833		415	13,612
Total production (MMcfe)	11,467	5,499		438	17,404

Oil sales	$1,824	$64,015		$421	$66,260
Oil hedging settlements(1)	—	—		—	(3,560)
Total oil including hedging	1,824	64,015		421	62,700
Natural gas sales	36,484	7,301		1,545	45,330
Total oil and gas sales including hedging	$38,308	$71,316		$1,966	$108,030

Average oil price (per barrel)	$105.60	$104.77		$111.61	$104.83
Average oil price including hedging (per barrel)	$105.60	$104.77		$111.61	$99.20
Average gas price (per Mcf)	$3.21	$3.98		$3.72	$3.33
Average price (per Mcfe)	$3.34	$12.97		$4.49	$6.41
Average price including hedging (per Mcfe)	$3.34	$12.97		$4.49	$6.21

Production taxes	$771	$3,269		$128	$4,168
Gathering and transportation	$3,508	$869		$101	$4,478
Lease operating	$6,683	$5,647		$625	$12,955

Production taxes (per Mcfe)	$0.07	$0.59		$0.29	$0.24
Gathering and transportation (per Mcfe)	$0.31	$0.16		$0.23	$0.26
Lease operating (per Mcfe)	$0.58	$1.03		$1.43	$0.74

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$9,575		$—	$9,575
Development leasehold	2	81		—	83
Development drilling	4,167	100,019		—	104,186
Other development	833	420		5	1,258
Total	$5,002	$110,095	(2)	$5	$115,102	(2)

(1)  Included in gain (loss) from derivative financial instruments in operating results.
(2)  Net of acreage and facility reimbursements received of $13.4 million from joint venture partner.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2014
	East Texas/ North Louisiana	South Texas		Other	Total
Oil production (Mbbls)	46	3,112		14	3,172
Gas production (MMcf)	24,077	5,594		1,051	30,722
Total production (MMcfe)	24,352	24,266		1,134	49,752

Oil sales	$4,445	$303,486		$1,352	$309,283
Oil hedging settlements(1)	—	—		—	(5,702)
Total oil including hedging	4,445	303,486		1,352	303,581
Natural gas sales	100,145	28,299		4,888	133,332
Total oil and gas sales including hedging	$104,590	$331,785		$6,240	$436,913

Average oil price (per barrel)	$96.84	$97.52		$98.08	$97.51
Average oil price including hedging (per barrel)	$96.84	$97.52		$98.08	$95.71
Average gas price (per Mcf)	$4.16	$5.06		$4.65	$4.34
Average price (per Mcfe)	$4.29	$13.67		$5.50	$8.90
Average price including hedging (per Mcfe)	$4.29	$13.67		$5.50	$8.78

Production taxes	$2,448	$15,534		$455	$18,437
Gathering and transportation	$7,198	$2,547		$294	$10,039
Lease operating	$18,815	$24,177		$1,907	$44,899

Production taxes (per Mcfe)	$0.10	$0.64		$0.40	$0.37
Gathering and transportation (per Mcfe)	$0.30	$0.10		$0.26	$0.20
Lease operating (per Mcfe)	$0.77	$1.00		$1.68	$0.90

Oil and Gas Capital Expenditures:
Acquisitions	$—	$2,400		$—	$2,400
Exploratory leasehold	—	40,017		25,733	65,750
Development leasehold	174	2,735		—	2,909
Exploratory drilling	—	24,833		5,954	30,787
Development drilling	697	334,270		—	334,967
Other development	1,714	7,449		—	9,163
Total	$2,585	$411,704	(2)	$31,687	$445,976	(2)

(1)  Included in gain (loss) from derivative financial instruments in operating results.
(2)  Net of reimbursements received of $26.0 million under the Company's Eagle Ford shale joint venture.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Nine Months Ended September 30, 2013
	East Texas/ North Louisiana	South Texas		Other	Continuing Operations	Discontinued Operations	Total
Oil production (Mbbls)	49	1,551		15	1,615	270	1,885
Gas production (MMcf)	36,801	5,396		1,249	43,446	410	43,856
Total production (MMcfe)	37,094	14,703		1,337	53,134	2,031	55,165

Oil sales	$4,781	$160,689		$1,603	$167,073	$22,777	$189,850
Oil hedging settlements(1)	—	—		—	1,641	—	1,641
Total oil including hedging	4,781	160,689		1,603	168,714	22,777	191,491
Natural gas sales	120,786	21,741		4,830	147,357	2,348	149,705
Total oil and gas sales including hedging	$125,567	$182,430		$6,433	$316,071	$25,125	$341,196

Average oil price (per barrel)	$97.97	$103.59		$109.09	$103.47	$84.30	$100.72
Average oil price including hedging (per barrel)	$97.97	$103.59		$109.09	$104.49	$84.30	$101.59
Average gas price (per Mcf)	$3.28	$4.03		$3.87	$3.39	$5.73	$3.41
Average price (per Mcfe)	$3.39	$12.41		$4.81	$5.92	$12.37	$6.16
Average price including hedging (per Mcfe)	$3.39	$12.41		$4.81	$5.95	$12.37	$6.19

Production taxes	$1,469	$8,299		$404	$10,172	$1,120	$11,292
Gathering and transportation	$10,544	$2,263		$227	$13,034	$501	$13,535
Lease operating	$20,931	$15,841		$2,351	$39,123	$9,853	$48,976

Production taxes (per Mcfe)	$0.04	$0.56		$0.30	$0.19	$0.55	$0.20
Gathering and transportation (per Mcfe)	$0.28	$0.15		$0.17	$0.25	$0.25	$0.25
Lease operating (per Mcfe)	$0.57	$1.09		$1.76	$0.73	$4.85	$0.89

Oil and Gas Capital Expenditures:
Exploratory leasehold	$—	$14,114		$—	$14,114	$8,856	$22,970
Development leasehold	51	315		—	366	—	366
Development drilling	16,473	213,221		—	229,694	81,735	311,429
Other development	2,105	2,249		69	4,423	880	5,303
Total	$18,629	$229,899	(2)	$69	$248,597	$91,471	$340,068	(2)

(1)  Included in gain (loss) from derivative financial instruments in operating results.
(2)  Net of acreage and facility reimbursements received of $34.9 million from joint venture partner.